Supplement to Prospectus
                                       of

                    The Wright Managed Blue Chip Series Trust
                                     for the

                   Catholic Values Equity Investment Portfolio
                                dated May 1, 2000



         As  of  the  date  of  this  Supplement,  the  Catholic  Values Equity
         Investment Portfolio will no longer be available for purchase. The portfolio will be liquidated as of December 15, 2000. The proceeds of the liquidation will be distributed proportionately to any remaining shareholders of that portfolio.

         Holders of variable contracts that use the portfolios as investment vehicles should contact the insurance company issuing the contract for information about how to change funds underlying their contracts.









         September 12, 2000